Impairment charges on intangible assets and property, plant and equipment	12 Months Ended
Dec. 31, 2018
Impairment of Assets [Abstract]
Impairment charges on intangible assets and property, plant and equipment
Impairment charges on intangible assets and property, plant and equipment:
During the year ended December 31, 2017, the Corporation recorded total impairment losses of $1,484,000, consisting of a $1,200,000 impairment charge on intangible assets and a $284,000 impairment charge on property, plant and equipment as the Corporation wrote-off certain SOFC assets to their estimated net realizable value of $50,000. The impairment charges were incurred as a result of the Corporation's divestiture of its SOFC assets to Upstart Power (note 27).